UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2007

SPATIALIGHT, INC. (Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation)

000-19828 (Commission File Number)	16-1363082 (IRS Employer Identification No.)

Five Hamilton Landing Suite 100 Novato, California (Address of Principal Executive Offices)	94949 (Zip Code)

(415) 883-1693 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On February 23, 2007, SpatiaLight, Inc. (the “Company”) entered into a Securities Purchase Agreements with five institutional buyers for the sale of an aggregate of 2,190,476 shares of the Company’s common stock at a sale price of $1.05 per share. Proceeds of approximately $2,300,000 were placed into escrow pending delivery of the shares purchased to each investor, which is expected to be complete on February 26, 2007. The Company is making the sale pursuant to its Registration Statement on Form S-3 (File No. 333-137100), which was declared effective by the U.S. Securities and Exchange Commission on February 14, 2007.

On February 23, 2007, the Company entered into a Waiver with certain institutional investors permitting the sale of shares of the Company’s common stock pursuant to the foregoing Securities Purchase Agreement and issued 600,000 shares of its common stock as a waiver fee. The Company issued such shares pursuant to its Registration Statement on Form S-3 (File No. 333-137100), which was declared effective by the U.S. Securities and Exchange Commission on February 14, 2007.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

10.1	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Enable Opportunity Partners, LP.

10.2	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Enable Growth Partners, LP.

10.3	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Pierce Diversified Strategy Master Fund LLC Ena.

10.4	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Southridge Partners, L.P.

10.5	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Southshore Capital Fund, Ltd.

10.6	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Enable Opportunity Partners, LP

10.7	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Enable Growth Partners, LP.

10.8	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Pierce Diversified Strategy Master Fund LLC Ena.

10.9	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Southridge Partners, L.P.

10.10	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Southshore Capital Fund, Ltd.

10.11	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Iroquois Master Fund Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIGHT, INC.
(Registrant)

Date: February 26, 2007	By:	/s/ David F. Hakala
(Signature)
Name: David F. Hakala
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Enable Opportunity Partners, LP.

10.2	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Enable Growth Partners, LP.

10.3	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Pierce Diversified Strategy Master Fund LLC Ena.

10.4	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Southridge Partners, L.P.

10.5	Securities Purchase Agreement dated February 23, 2007 between SpatiaLight, Inc. and Southshore Capital Fund, Ltd.

10.6	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Enable Opportunity Partners, LP

10.7	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Enable Growth Partners, LP.

10.8	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Pierce Diversified Strategy Master Fund LLC Ena.

10.9	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Southridge Partners, L.P.

10.10	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Southshore Capital Fund, Ltd.

10.11	Waiver dated February 23, 2007 between SpatiaLight, Inc. and Iroquois Master Fund Ltd.